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                                                                      EXHIBIT 10

                                                               November 11, 1998

Century Communications Corp.
50 Locust Avenue
New Canaan, Connecticut 06840-4750

Gentlemen:

        Reference is made to the Asset Purchase Agreement, dated as of August 12, 1998, by and between American Cable TV Investors 5, Ltd. and Century Communications Corp. (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

        This letter will confirm our agreement with you as follows:

        1. The reference in the definition of Termination Date in Article I of the Agreement to "210 days" shall be replaced with "300 days".

        2. The reference in the proviso in Section 7.14(a) of the Agreement to "Closing Date" shall be replaced with "date on which the Joint Venture is consummated" and the reference to "Closing" shall be replaced with "consummation of the Joint Venture".

        This letter shall constitute an amendment to the Agreement. Except as modified in this letter, the Agreement remains in full force and effect.

        This letter may be executed in any number of counterparts, each of which will be deemed an original.

Very truly yours,

AMERICAN CABLE TV INVESTORS 5, LTD.

By:  IR-TCI PARTNERS V, L.P., its general partner

     By:  TCI Ventures Five, Inc., its general partner

          By:  /s/ Marvin Jones
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               Marvin Jones
               Vice President

CENTURY COMMUNICATIONS CORP.

By:  /s/ Scott N. Schneider
     ----------------------------------------
     Name: Scott N. Schneider
     Title: CFO